SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 28, 1998 (Date of earliest event reported) Bear Stearns Commercial Mortgage Securities Inc. (Sponsor) Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1998-C1) (Exact name of registrant as specified in charter) Delaware 33-65816 3671416 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 245 Park Avenue, New York, NY 10167 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (212) 272-2000 ITEM 5. OTHER EVENTS The Depositor, the Trustee and the Fiscal Agent have, as of June 15 2001, entered into the attached Global Amendment to the Trust Agreements, Pooling and Servicing Agreements and Related Agreements in order to expand the class of permitted transactions involving entities subject to the Employee Retirement Income Security Act of 1974 ("ERISA") to the extent permitted by U.S. Department of Labor Class Exemption 2000-58 which exempts certain transactions from the requirements of the ERISA Prohibited Transaction Rules and the provisions of Section 4975 of the Internal Revenue Code of 1984." ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibits Exhibit No. Description 99.1 The Global Amendment dated as of June 15,2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF Bear Stearns Commercial Mortgage Securities Inc., REGISTRANT By: /s Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: January 7, 2002 GLOBAL AMENDMENT This GLOBAL AMENDMENT ("Amendment"), dated as of June 15, 2001, to the various pooling and servicing agreements, trust agreements and other agreements identified on Exhibit A hereto (collectively, the "Agreements"), is hereby executed by and among BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., as the depositor under each of the Agreements (the "Depositor"), LASALLE BANK NATIONAL ASSOCIATION, as the trustee under each of the Agreements (the "Trustee") and ABN AMRO BANK N.V., as the fiscal agent under each of the Agreements identified on Exhibit B hereto (the "Fiscal Agent"). WHEREAS, a separate series of commercial mortgage-backed securities were issued under each of the Agreements (all such commercial mortgage-backed securities issued under all the Agreements, collectively, the "Certificates"); WHEREAS, Bear Steams & Co. Inc. ("Bear Steams") acted as the sole underwriter, the manager or co-manager of the underwriting syndicate or a selling or placement agent with respect to certain classes of the Certificates upon initial issuance; WHEREAS, the United States Department of Labor (the "DOL") has issued an individual prohibited transaction exemption, identified as Prohibited Transaction Exemption 9030 (the "Exemption"), to Bear Steams; WHEREAS, subject to the satisfaction of certain conditions set forth in the Exemption, it generally exempts from the application of the prohibited transaction provisions of Sections 406(a) and (b) and 407(a) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the excise taxes imposed on such prohibited transactions under Sections 4975(a) and (b) of the Internal Revenue Code of 1986, as amended (the "Code"), specified transactions relating to, among other things, the servicing and operation of certain pools of commercial and multifamily real estate loans and the purchase, sale and holding of certain mortgage pass-through certificates as to which Bear Steams acts as the sole underwriter, the manager or co-manager of the underwriting syndicate or a selling or placement agent; WHEREAS, on November 13, 2000, the Exemption and other similar exemptions issued by the DOL to other dealers were amended by the DOL pursuant to Prohibited Transaction Exemption 2000-58 ("PTE 2000-58"); WHEREAS, PTE 2000-58 expanded the coverage of the Exemption to subordinated mortgage pass-through certificates that are rated in one of the four highest generic ratings categories by at least one of Fitch, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services, a division of The McGraw-Ell Companies, Inc. ("S&P"; and, collectively with Fitch and Moody's, the "Rating Agencies"), subject to the satisfaction of certain conditions set forth in the Exemption, as amended by PTE 97-34 and PTE 2000-58 (the Exemption, as so amended, the "Amended Exemption"); CW'RNYLIBI\539105.6 WHEREAS, the most senior Certificates of each series thereof (collectively, the "Senior Certificates") are now, and were prior to the adoption of PTE 2000-58, covered by the Exemption, subject to the satisfaction of certain conditions set forth in the Exemption; WHEREAS, the Agreements were executed and delivered by the parties thereto prior to the DOL's adoption of PTE 2000-58; WHEREAS, each series of Certificates includes classes of Certificates (in addition to the Senior Certificates of such series) that are, or may in the future be, rated in one of the four highest generic ratings categories by at least one of the Rating Agencies (any and all Certificates, including Senior Certificates, that are at any time of determination so rated, the "Investment Grade Certificates"; and any and all Investment Grade Certificates that are not Senior Certificates, the "Subordinated Investment Grade Certificates"); WHEREAS, some of the Agreements contain provisions that prohibit or otherwise limit or impair the ability of investors to rely on the Amended Exemption to sell any Subordinated Investment Grade Certificate or interest therein to any retirement plan, or other employee benefit plan, arrangement or account, that is subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code or provisions of applicable federal, state or local law ("Similar Law"), materially similar to the foregoing provisions of ERISA or the Code (each, a "Plan"), or to any person or entity that is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (any such person or entity, a "Plan-Related Investor"); WHEREAS, the Depositor, the Trustee and the Fiscal Agent desire to amend and supplement each of the Agreements to which they are parties so as to permit the transfer of Subordinated Investment Grade Certificates and interests therein to Plans and Plan-Related Investors, provided that the acquisition and continued holding of such Subordinated Investment Grade Certificates or interests therein by the subject Plan or Plan-Related Investor would, based on the Amended Exemption, be exempt from the prohibited transaction provisions of Sections 406(a) and (b) and 407(a) of ERISA and the excise taxes imposed on such prohibited transactions by Sections 4975(a) and (b) of the Code or similar provisions under Similar Law (to be so exempt is herein referred to as being "Prohibited Transaction Exemp "); WHEREAS, pursuant to its terms, each Agreement generally may be amended from time to time by mutual agreement of the parties to such Agreement, without the consent of any holder of any Certificate issued under such Agreement, provided that such amendment does not adversely affect in any material respect the interests of any such holder, and provided, further, that the related Trustee has received any and all opinions, ratings confirmations and other documents required under such Agreement to be delivered in connection with such amendment (collectively, the "Amendment Closing Documents") which are listed on Exhibit D attached hereto; NOW, THEREFORE, the parties hereto agree as follows: SECTION 1. Effectiveness of this Amendment. With respect to each Agreement, this Amendment will be effective as of the date (as to such Agreement, the 539105.6 -2- "Effective Date") on which the Trustee executes the Certificate of Effectiveness for each such Agreement attached hereto as Exhibit E stating that it has received: (i) from each party to such Agreement in addition to the Trustee, the Fiscal Agent and the Depositor, an executed Acknowledgment of Global Amendment substantially in the form attached hereto as Exhibit C; and (ii) from the appropriate persons and/or entities, any and all other Amendment Closing Documents listed on Exhibit D. With respect to any particular Agreement, upon the Trustee's execution of the Certificate of Effectiveness, this Amendment will become effective notwithstanding that such items have not been received with respect to any other Agreement and will remain effective notwithstanding that such items are never received with respect to any other Agreement. SECTION 2. Relation to each Agreement. Upon its becoming effective with respect to any Agreement in accordance with Section 1 hereof, this Amendment will constitute an integral part of such Agreement. SECTION 3. Definitions. For all purposes of this Amendment, insofar as it constitutes the amendment of any particular Agreement, all capitalized terms used herein without definition shall have the respective meanings set forth or referred to in such Agreement. SECTION 4. Amendments. As of the Effective Date of this Amendment with respect to each Agreement, such Agreement shall be amended to the extent, but only to the extent, necessary to effect the following: (a) Except as contemplated by Sections 4(b) and (c) hereof, such Agreement shall in no way impair or limit the light of any holder or beneficial owner of any Subordinated Investment Grade Certificate issued under such Agreement to transfer such Certificate or any interest therein to a Plan or a Plan-Related Investor in reliance on the Amended Exemption, provided that, even if the acquisition and continued holding of such Certificate or interest therein are Prohibited Transaction Exempt, no Plan shall be permitted to acquire or hold an interest in a Certificate that is or evidences a "residual interest" (within the meaning of Section 860G of the Code) in a "real estate mortgage investment conduit" (within the meaning of Section 860D of the Code) (any such Certificate, a "Residual Certificate"). (b) If any holder or beneficial owner of a Subordinated Investment Grade Certificate issued under such Agreement intends to transfer such Certificate or any interest therein to a Plan or a Plan-Related Investor in reliance upon the Amended Exemption, then: i. the transferor and/or such Plan or Plan-Related Investor, as the case may be, shall be deemed to have made substantially the same deemed representations and warranties, if any, regarding satisfaction of any conditions set forth in, or the applicability of, the Amended Exemption, as would have been required if the subject Subordinated Investment Grade Certificate were a Senior Certificate issued under such Agreement; and ii. the transferor, the related Trustee, the related certificate registrar or the related authenticating agent, as the case may be, shall be required to obtain, and such Plan or Plan-Related Investor, as the case may be, shall be required to deliver, substantially the 539105.6 -3- same certifications, opinions of counsel or other documentation or evidence, if any, regarding satisfaction of any conditions set forth in, or the applicability of, the Amended Exemption, as would have been required if the subject Subordinated Investment Grade Certificate were a Senior Certificate issued under such Agreement. provided that, the deemed representations and warranties, certifications, opinions of counsel and other documentation and evidence referred to in clauses (i) and (ii) of the prior sentence shall be appropriately modified to reflect that the subject Subordinated Investment Grade Certificate is not a Senior Certificate, including, without limitation, the differences in class designation, and provided, further, that if the subject Subordinated Investment Grade Certificate has been the subject of registration under the Securities Act of 1933, as amended (the "Securities Act"), and if one or more classes of Senior Certificates issued under such Agreement have likewise been the subject of registration under the Securities Act, then the references to Senior Certificate in clauses (i) and (ii) of this subsection (b) shall be deemed to refer to a Senior Certificate that has been the subject of registration under the Securities Act; and provided, further, that, if the subject Subordinated Investment Grade Certificate has not been the subject of registration under the Securities Act, and if one or more classes of Senior Certificates issued under such Agreement have likewise not been the subject of registration under the Securities Act, then the references to Senior Certificate in clauses (i) and (ii) of this subsection (b) shall be deemed to refer to a Senior Certificate that has not been the subject of registration under the Securities Act. (c) This Amendment is not intended to amend, modify or delete any transfer restriction that is imposed by such Agreement with respect to any Certificate other than a Subordinated Investment Grade Certificate or that is imposed by such Agreement for any purpose other than to prevent the acquisition and continued holding of any Certificate or interest therein by a Plan or a Plan-Related Investor in circumstances where such acquisition and continued holding would result in a prohibited transaction under Section 406 or 407 of ERISA or Section 4975 of the Code or would result in an excise tax under Section 4975 of the Code or a violation of any Similar Law. (d) Any and all provisions of such Agreement that conflict with or are otherwise contrary to Sections 4(a), (b) and (c) hereof shall be deemed to be of no further force and effect, but only to the extent of the specific conflict or contradiction. This Amendment is not intended to rescind or otherwise limit any rights that a holder or beneficial owner of any Certificate issued under such Agreement may otherwise have under such Agreement to transfer such Certificate or any interest therein to a Plan or a Plan-Related Investor or, in the case of Section 4(b) hereof, to deliver any other certification and/or opinion currently permitted by such Agreement in connection with such transfer to establish that the acquisition and continued holding of such Certificate by such Plan or Plan-Related Investor are Prohibited Transaction Exempt. SECTION 5. Reference to and Effect in each Agreement. As of the Effective Date of this Amendment with respect to each Agreement, all references in such Agreement to itself shall be deemed to refer to such Agreement as amended and supplemented by this Amendment. Except as otherwise specified in this Amendment, such Agreement shall remain in all respects unchanged and in full force and effect. 539105.6 -4- SECTION 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. SECTION 7. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then, insofar as this Amendment relates to any particular Agreement, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and such Agreement and shall in no way affect the validity or enforceability of the other provisions of this Amendment, such Agreement or the Certificates issued under such Agreement or the rights of the holders and beneficial owners of such Certificates. SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. [SIGNATURE PAGE FOLLOWS] 539105.6 - 5 - IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers, as of the date first above written. BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. By: /s/ Michael A. Forastiere Michael A. Forastiere Vice President LASALLE BANK NATIONAL ASSOCIATION Trustee By: /s/ Michael B. Evans Michael B. Evans Senior Vice President ABN AMRO BANK N.V. Fiscal Agent By: /s/ Michael B. Evans Michael B. Evans Senior Vice President By: /s/ Barbara A. Wolf Barbara A. Wolf Vice President EXHIBIT A List of Agreements 1. Pooling and Servicing Agreement, dated as of June 1, 1998, among Bear Steams Commercial Mortgage Securities Inc., as depositor, Banc One Mortgage Capital Markets, LLC, as servicer, AMRESCO Management, Inc., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent; relating to the Depositor's Commercial Mortgage Pass-Through Certificates Series 1998-Cl 2. Pooling and Servicing Agreement, dated as of February 1, 1999, among Bear Steams Commercial Mortgage Securities Inc., as depositor, GE Capital Loan Services, Inc., as servicer, GE Capital Realty Group, Inc., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent; relating to the Depositor's Commercial Mortgage Pass-Through Certificates Series 1999-Cl 3. Pooling and Servicing Agreement, dated as of July 1, 1999, among Bear Steams Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and Norwest Bank Minnesota, National Association as paying agent; relating to the Depositor's Commercial Mortgage Pass-Through Certificates Series 1999-WF2 4. Pooling and Servicing Agreement, dated as of August 15, 1999, among Bear Steams Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, Inc., as master servicer and special servicer, LaSalle Bank National Association, as trustee and REMIC administrator, and ABN AMRO Bank N.V., as fiscal agent; relating to the Depositor's Corporate Lease-Backed Certificates Series 1999-CLF1 5. Trust and Servicing Agreement, dated as of November 10, 1999, among Bear Steams Commercial Mortgage Securities Inc., as depositor, ORIX Real Estate Capital Markets, LLC, as servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent; relating to the Depositor's Commercial Mortgage Pass-Through Certificates Series 1999-WYN1 6. Trust Agreement, dated as of December 10, 1999, among Bear Steams Commercial Mortgage Securities Inc., as depositor, and LaSalle Bank National Association, as trustee; relating to the Depositor's Commercial Mortgage Trust Certificates Series 1999-THM 7. Pooling and Servicing Agreement, dated as of February 1, 2000, among Bear Steams Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank, N.V., as fiscal agent, and Norwest Bank Minnesota, National Association, as paying agent; relating to the Depositor's Commercial Mortgage Pass-Through Certificates Series 2000-WF1 539105.6 A-1 8. Trust and Servicing Agreement, dated as of August 22, 2000, among Bear Steams Commercial Mortgage Securities Inc., as depositor, First Union National Bank as servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent, relating to the Depositor's Commercial Mortgage Pass-Through Certificates Series 2000-LCON 9. Pooling and Servicing Agreement, dated as of October 1, 2000, among Bear Steams Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and Wells Fargo Bank Minnesota, N.A., as paying agent; relating to the Depositor's Commercial Mortgage Pass-Through Certificates Series 2000-WF2 539105.6 A-2 EXHIBIT B List of Agreements under which Fiscal Agent is the Fiscal Agent 1. Pooling and Servicing Agreement, dated as of June 1, 1998, among Bear Steams Commercial Mortgage Securities Inc., as depositor, Banc One Mortgage Capital Markets, LLC, as servicer, AMRESCO Management, Inc., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent; relating to the Depositor's Commercial Mortgage Pass-Through Certificates Series 1998-C I 2. Pooling and Servicing Agreement, dated as of February 1, 1999, among Bear Steams Commercial Mortgage Securities Inc., as depositor, GE Capital Loan Services, Inc., as servicer, GE Capital Realty Group, Inc., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent; relating to the Depositor's Commercial Mortgage Pass-Through Certificates Series 1999-Cl 3. Pooling and Servicing Agreement, dated as of July 1, 1999, among Bear Steams Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and Norwest Bank Minnesota, National Association as paying agent; relating to the Depositor's Commercial Mortgage Pass-Through Certificates Series 1999-WF2 4. Pooling and Servicing Agreement, dated as of August 15, 1999, among Bear Steams Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, Inc., as master servicer and special servicer, LaSalle Bank National Association, as trustee and REMIC administrator, and ABN AMRO Bank N.V., as fiscal agent; relating to the Depositor's Corporate Lease-Backed Certificates Series 1999-CLFI 5. Trust and Servicing Agreement, dated as of November 10, 1999, among Bear Steams Commercial Mortgage Securities Inc., as depositor, ORIX Real Estate Capital Markets, LLC, as servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent; relating to the Depositor's Commercial Mortgage Pass-Through Certificates Series 1999-WYN1 6. Pooling and Servicing Agreement, dated as of February 1, 2000, among Bear Steams Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank, N.V., as fiscal agent, and Norwest Bank Minnesota, National Association, as paying agent; relating to the Depositor's Commercial Mortgage Pass-Through Certificates Series 2000-WF1 7. Trust and Servicing Agreement, dated as of August 22, 2000, among Bear Steams Commercial Mortgage Securities Inc., as depositor, First Union National Bank as servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent, relating to the Depositor's Commercial Mortgage Pass-Through Certificates Series 2000-LCON 539105.6 B-1 8. Pooling and Servicing Agreement, dated as of October 1, 2000, among Bear Steams Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and Wells Fargo Bank Minnesota, N.A., as paying agent; relating to the Depositor's Commercial Mortgage Pass-Through Certificates Series 2000-WF2 539105.6 B-2 EXHIBIT C June [ ], 2001 To the parties listed on Annex 1: Re: Global Amendment dated as of June [-1, 2001, among the Addressees to this Letter Ladies and Gentlemen: Reference is hereby made to the Global Amendment dated as of June [ ], 2001 (the "Amendment"), among the Addressees to this Letter, a copy of which Amendment is attached hereto as Exhibit 1. The Amendment is intended to modify various pooling and servicing agreements, trust agreements and other agreements identified therein, identified on Exhibit A to the Amendment (the agreements identified on Exhibit 2 hereto, the "Subject Agreements"). The undersigned is acting as __________________________________________ under each of the Subject Agreements. 539105.6 C-1 The undersigned hereby acknowledges, consents to and agrees to the Amendment, insofar as it relates to each of the Subject Agreements. Very truly yours, _____________________________________ By: ________________________________ Name: Title: 539105.6 C-2 Annex I to Exhibit C Annex I Names, Addresses and Contacts of Other Parties to Applicable Agreement BSCMSI 1998-Cl Bear Steams Commercial Mortgage Securities Inc., 245 Park Avenue New York, New York 10167 Attn: James G. Reichek ORIX Real Estate Capital Markets, LLC 1717 Main Street 14 1h Floor Dallas, Texas 75201 Attn: Edgar L. Smith telecopy number: (214) 237-2034 GMAC Commercial Mortgage Corporation 550 California Street San Francisco, California 94104 Attn: Henry Bieber LaSalle National Bank 135 South LaSalle Street, Suite 1625 Chicago, Illinois 60674-4107 Attn: Asset-Backed Securities Trust Services Group-Bear Steams Commercial Mortgage Securities Inc., Series 1998-Cl telecopy number (312) 904-2084 Bear, Steams Funding, Inc. 245 Park Avenue New York, New York 10167 Attn: James G. Reichek 539105.7 Annex 1-1 BSCMSI 1999-Cl Bear Steams Commercial Mortgage Securities Inc. 245 Park Avenue New York, New York 10167 Attn: James G. Reichek GE Capital Loan Services, Inc. Attn: Legal Department/Bear Steams 1999-Cl telecopy number (281) 405-7145 with a copy to: GE Capital Loan Services, Inc. 363 N. Sam Houston Parkway East, Suite 1200 Houston, Texas 77060 Attn: Portfolio Manager/Bear Steams 1999-C I telecopy number (281) 405-7132 GE Capital Realty Group, Inc. 16479 Dallas Parkway, Suite 400 Addison, Texas Attn: Manager Special Services/Bear Steams 1999-C I telecopy number: (972) 447-2667 with a copy to: GE Capital Realty Group, Inc. 16479 Dallas Parkway, Suite 400 Addison, Texas Attn: General Counsel/Bear Steams 1999-C I telecopy number: (972) 447-2647 LaSalle National Bank 135 South LaSalle Street, Suite 1625 Chicago, Illinois 60674-4107 Attn: Asset-Backed Securities Trust Services Group-Bear Steams Commercial Mortgage Securities Inc., Series 1999-Cl telecopy number (312) 904-2084 Bear, Steams Funding, Inc. 245 Park Avenue New York, New York 10167 Attn: James G. Reichek With a copy to: Bear, Steams Funding, Inc. 245 Park Avenue New York, New York 10167 Attn: Joseph Jurkowski, Esq. telecopy number: (212) 270-3358 539105.6 BSCMSI 1999-WF2 Bear Steams Commercial Mortgage Securities Inc. 245 Park Avenue New York, New York 10167 Attn: James G. Reichek LaSalle Bank National Association 135 South LaSalle Street, Suite 1625 Chicago, Illinois 60674 Attn: Asset-Backed Securities Trust Services Group-Bear Steams Commercial Mortgage Securities Inc., Series 1999-WF2 Wells Fargo Bank, National Association 417 Montgomery Street, 5 th Floor San Francisco, California 94111 Attn: Portfolio Manager with a copy to: Robert F. Darling, Esq. Wells Fargo Bank, National Association 633 Folsom Street San Francisco, California 94104 GMAC Commercial Mortgage Corporation 550 California Street San Francisco, California 94104 Attn: Henry Bieber (with a copy to General Counsel) Norwest Bank Minnesota, National Association 11000 Broken Land Parkway Columbia, Maryland 21044-3562 Attn: Corporate Trust Services (CMBS) Bear Steams Commercial Mortgage Securities Inc., Series 1999-WF2 539105.6 BSCMSI 1999-CLFI Bear Steams Commercial Securities Inc. 245 Park Avenue New York, New York 10167 Attn: Senior Managing Director Mortgages Dept. telecopy number: (212) 272-6290 with a copy to: O'Melveny & Myers LLP 153 E 53 rd Street New York, New York 10022 Attn: Gary Barnett, Esq. Telecopy number (212) 326-2061 Capital Lease Funding, L.P. t 110 Maiden Lane, 36t Floor New York, New York 10005 Attn: Paul H. McDowell telecopy number (212) 217-6301 Bedford Funding Corp. 116 South River Road Bedford, New Hampshire 03110-6734 Attn: Bob Lisk telecopy number (603) 647-7710 Midland Loan Services, Inc. 210 West 1 01h Street, 6th Floor Kansas City, Missouri 64108 Attn: CEO telecopy number (816) 435-2326 with a copy to: William A. Hirsch, Esq. Morrison & Hecker, LLP 2600 Grand Avenue Kansas City, Missouri 64108 telecopy number (816) 474-4208 LaSalle Bank National Association 135 South LaSalle, Suite 1625 Chicago, Illinois 60603 Attn: Assets Backed Securities Trust Services Group, Bear Steams Commercial Mortgage 539105.6 Annex 1-5 Securities Inc., Series 1999-CLFI telecopy number (312) 904-2084 MBIA Insurance Corporation 113 King Street Armonk, New York 10504 Attn: Insured Portfolio Management Structured Finance telecopy number (914) 765-3163 539105.6 BSCMSI 1999-WYN1 Bear Stearns Commercial Mortgage Securities Inc. 245 Park Avenue New York, New York 10167 Attn: James G. Reichek ORIX Real Estate CaOtal Markets, LLC 1717 Main Street, 14t Floor Dallas, Texas 75201 Attn: Edgar L. Smith, II Telecopy Number: (214) 237-2034 with a copy to: Paul Smyth ORIX Real Estate Capital Markets, LLC 1717 Main Street, Suite 1200 Dallas, Texas 75201 Telecopy Number: (214) 237-2040 LaSalle Bank National Association 135 South LaSalle Street, Suite 1625 Chicago, Illinois 60603 Attn: Asset-Backed Securities Trust Services Group-Bear Steams Commercial Mortgage Securities Inc., Series 1999-WYNI ABN AMRO Bank N.V. c/o LaSalle Bank National Association 135 South LaSalle Street Chicago, Illinois 60603-4107 Attn: Asset-Backed Securities Trust Services Group-Bear Steams Commercial Mortgage Securities Inc., Series 1999-WYNI Banque Internationale ~ Luxembourg S.A. 69, route d'Esch L-2953 Luxembourg Telephone: (352) 4590-1 Telecopy Number: (352) 4590 4227 Telex: 3626 bil lu Attn: Fiscal and Listing Agencies 539105.6 BSCMSI 1999-THM Bear Steams Commercial Mortgage Securities Inc. 245 Park Avenue New York, New York 10167 Attn: James G. Reichek LaSalle Bank National Association 135 South LaSalle Street, Suite 1625 Chicago, Illinois 60603 Attn: Asset-Backed Securities Trust Services Group-Bear Steams Commercial Mortgage Securities Inc., Series 1999-THM 539105.6 BSCMSI 2000-WF1 Bear Steams Commercial Mortgage Securities Inc. 245 Park Avenue New York, New York 10167 Attn: James G. Reichek Corporate Trust Office at LaSalle Bank National Association 135 South LaSalle Street, Suite 1625 Chicago, Illinois 60603 Attn: Asset-Backed Securities Trust Services Group-Bear Steams Commercial Mortgage Securities Inc., Series 2000-WFI Wells Fargo Bank, National Association 420 Montgomery Street, 10h Floor San Francisco, California 94163 Attn: Portfolio Manager with a copy to: Robert F. Darling, Esq. Wells Fargo Bank, National Association 633 Folsom Street San Francisco, California 94107 GMAC Commercial Mortgage Corporation 550 California Street San Francisco, California 94104 Attn: Henry Bieber (with a copy to General Counsel) Norwest Bank Minnesota, National Association 11000 Broken Land Parkway Columbia Maryland 21044-3562 Attn: Corporate Trust Services (CMBS)-Bear Steams Commercial Mortgage Securities Inc., Series 2000-WF1 539105.6 BSCMSI 2000-LCON Bear Steams Commercial Mortgage Securities Inc. 245 Park Avenu New York, New York 10167 Attn: J. Christopher Hoeffel with a copy to: Joseph Jurkowski, Esq. Telecopy Number: (212) 272-2619 First Union National Bank NC 1075 8739 Research Drive - URP4 Charlotte, North Carolina 28288-1075 Attn: Bear Steams Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-LCON Telecopy Number: (704) 593-7735 LaSalle Bank National Association 135 South LaSalle Street, Suite 1625 Chicago, Illinois 60603 Attn: Asset-Backed Securities Trust Services Group-Bear Steams Commercial Mortgage Securities Inc., Series 2000-LCON ABN AMRO Bank N.V. c/o LaSalle Bank National Association 135 South LaSalle Street, Suite 1625 Chicago, Illinois 60603 Attn: Asset-Backed Securities Trust Services Group-Bear Steams Commercial Mortgage Securities Inc., Series 2000-LCON Bear, Steams Funding, Inc. 245 Park Avenue New York, New York 10167 Attn: J. Christopher Hoeffel with a copy to: Joseph Jurkowski, Esq. Telecopy Number: (212) 272-2619 539105.6 Annex I-10 BSCMSI 2000-WF2 Bear Steams Commercial Mortgage Securities Inc. 245 Park Avenue New York, New York 10167 Attn: J. Christopher Hoeffel with a copy to Joseph Jurkowski, Esq. Telecopy Number: (212) 272-2619 Corporate Trust Office at LaSalle Bank National Association 135 South LaSalle Street, Suite 1625 Chicago, Illinois 60603 Attn: Asset-Backed Securities Trust Services Group-Bear Steams Commercial Mortgage Securities Inc., Series 2000-WF2 Wells Fargo Bank, National Association 45 Fremont Street, 2nd Floor San Francisco, California 94105 Attn: Portfolio Manager with a copy to Robert F. Darling, Esq. Wells Fargo Bank, National Association 633 Folsom Street San Francisco, California 94107 GMAC Commercial Mortgage Corporation 550 California Street, 12'h Floor San Francisco, California 94104 Attn: Henry Bieber (with a copy to general counsel) Wells Fargo Bank Minnesota, National Association 11000 Broken Land Parkway Columbia, Maryland 21044-3562 Attn: Corporate Trust Services (CMBS)-Bear Steams Commercial Mortgage Securities Inc. Series 2000-WF2 539105.6 Annex I- I I Exhibit I to Exhibit C Exhibit I Global Amendment 539105.7 Exh. 1-1 Exhibit 2 to Exhibit C Exhibit 2 List of Subject Agreements 539105.7 Exh. 2-1 EXHIBIT D Amendment Closing Documents BSCMSI 1998-Cl 1. Opinion of Counsel, pursuant to Section 11.01(a)(vi), stating that the Global Amendment will not adversely affect in any material respect the interests of any Certificateholder. 2. Opinion of Counsel, pursuant to Section 11.01(c), stating that the Global Amendment will not result in the imposition of a tax on the Trust Fund, the Lower-Tier REMIC or the UpperTier REMIC or cause the Lower-Tier REMIC or the Upper-Tier REMIC to fail to qualify as a REMIC. 3. Rating Agency confirmation stating that the Global Amendment will not result in a reduction, qualification or withdrawal of the then current rating on any class of offered certificates. BSCMSI 1999-Cl 1. Opinion of Counsel, pursuant to Section 11.01(a)(vii), stating that the Global Amendment will not adversely affect in any material respect the interests of any Certificateholder. 2. Opinion of Counsel, pursuant to Section 11.01(c), stating that the Global Amendment will not result in the imposition of a tax on the Trust Fund, the Lower-Tier REMIC or the UpperTier REMIC or cause the Lower-Tier REMIC or the Upper-Tier REMIC to fail to qualify as a REMIC. BSCMSI 1999-WF2 1. Opinion of Counsel, stating that the Global Amendment is permitted under Section 13.3(a)(vi). 2. Opinion of Counsel, pursuant to Section 13.3(a)(vi) stating that the Global Amendment will not cause any REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding and will not cause a "prohibited transaction," "prohibited contribution" or any other tax to be imposed on any REMIC Pool or the Trust. 3. Rating Agency confirmation, pursuant to Section 13.3(a), stating that the Global Amendment will not result in a reduction, qualification or withdrawal of the then current rating on any class of offered certificates. BSCMSI 1999-CLF1 1. Opinion of Counsel, pursuant to Section I 1.01(a)(vii), stating that the Global Amendment is permitted and that the Global Amendment will not adversely affect in any material respect the interests of any Certificateholder or the Certificate Insurer. 539105.7 D-1 2. Opinion of Counsel, pursuant to Section 11.0 1 (d), stating that the Global Amendment and the exercise of any power granted to any party to the Global Amendment in accordance with the amendment will not result in the imposition of a tax on REMIC I or REMIC H pursuant to the REMIC Provisions or cause REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding. 3. Rating Agency confirmation, pursuant to Section 11.01(a), stating that the Global Amendment will not result in a downgrade, qualification or withdrawal of the then current rating on any class of offered certificates. BSCMSI 1999-WYNI 1. Opinion of Counsel, stating that the Global Amendment is permitted under Section 11.1(a)(iv). 2. Opinion of Counsel, pursuant to Section 11.1(a)(iv), stating that the Global Amendment will not adversely affect the status of each of the Trust REMIC as a REMIC or the Grantor Trust as a grantor trust (under the Grantor Trust provisions) that is not a taxable mortgage pool. 3. Rating Agency confirmation, pursuant to Section 11. 1 (a), stating that the Global Amendment will not result in a withdrawal, downgrade or qualification of the then current rating on any class of offered certificates. BSCMSI 1999-THM 1. Opinion of Counsel, pursuant to Section 7.01(v), stating that the Global Amendment will not adversely affect in any material respect the interests of any Certificateholder. 2. Opinion of Counsel, pursuant to Section 7.01, stating that the Global Amendment will not cause the Trust to fail to qualify as a grantor trust at any time that any Certificates are outstanding. 3. Rating Agency confirmation, pursuant to Section 7.01(v)(b), stating that the Global Amendment will not adversely affect the rating of the certificates. BSCMSI 2000-WF1 1. Opinion of Counsel, stating that the Global Amendment is permitted under Section 13.3(a)(vi). 2. Opinion of Counsel, pursuant to Section 13.3(a)(vi) stating that the Global Amendment will not cause any REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding and will not cause a "prohibited transaction," "prohibited contribution" or any other tax to be imposed on any REMIC Pool or the Trust. 3. Rating Agency confinnation, pursuant to Section 13.3(a), stating that the Global Amendment will not result in a reduction, qualification or withdrawal of the then current rating on any class of offered certificates. 539105.7 D-2 BSCMSI 2000-LCON 1. Opinion of Counsel, stating that the Global Amendment is pen-nitted pursuant to Section 11. 1 (a)(iv). 2. Opinion of Counsel that the Global Amendment will not adversely affect the status of each of the Lower-Tier REMIC and the Upper-Tier REMIC as a REMIC. 3. Rating Agency confirmation, pursuant to Section 11.1(a), stating that the Global Amendment will not result in a withdrawal, downgrade or qualification or of the then current rating on any class of offered certificates. BSCMSI 2000-WF2 1. Opinion of Counsel, stating that the Global Amendment is permitted under Section 13.3(a)(vi). 4. Opinion of Counsel, pursuant to Section 13.3(a)(vi) stating that the Global Amendment will not cause any REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding and will not cause a "prohibited transaction," "prohibited contribution" or any other tax to be imposed on any REMIC Pool or the Trust. 2. Rating Agency confirmation, pursuant to Section 13.3(a), stating that the Global Amendment will not result in a reduction, qualification or withdrawal of the then current rating on any class of offered certificates. 539105.7 D-3 EXHIBIT E Certificate of Effectiveness June [ ], 2001 Bear Steams Commercial Mortgage Securities Inc. 245 Park Avenue New York, New York 10167 Re: Bear Steams ERISA Global Amendment dated as of June [_], 2001 (the "Amendment") To Whom it May Concern: In accordance with the terms of the Amendment, please be advised that the requirements of Section I of the Amendment have been satisfied, with respect to the following agreements as to which LaSalle Bank National Association is the Trustee and which are listed on Exhibit A to the Amendment: Accordingly, [ ] hereby declares that with respect to such agreements, the Amendment is effective as of the date of this certificate. LASALLE BANK NATIONAL ASSOCIATION Trustee By: Name: Title: 539105.7 Exh. E-1